UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 21, 2008

JPMORGAN CHASE & CO.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-05805		13-2624428
(Commission File Number)		(IRS Employer Identification No.)

270 Park Avenue, New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.     Financial Statements and Exhibits

(d)     Exhibits

The following Exhibit is incorporated by reference into the Registration Statement on Form S-3ASR (333-130051) of JPMorgan Chase & Co. (the “Registrant”) as an exhibit thereto and is filed as part of this Current Report.

8.1	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Notes Linked to the S&P 500® Index due February 26, 2013
8.2	Tax Opinion of Davis Polk & Wardwell relating to 13.05% per annum Reverse Exchangeable Notes due February 26, 2009 Linked to the Common Stock of Citigroup Inc.
8.3	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to the S&P 500® Index due March 31, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO. (Registrant)

By:	/s/ Neila B. Radin

	Name:	Neila B. Radin
	Title:	Senior Vice President

Dated: February 25, 2008

EXHIBIT INDEX

Exhibit Number	Description
8.1	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Notes Linked to the S&P 500® Index due February 26, 2013
8.2	Tax Opinion of Davis Polk & Wardwell relating to 13.05% per annum Reverse Exchangeable Notes due February 26, 2009 Linked to the Common Stock of Citigroup Inc.
8.3	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to the S&P 500® Index due March 31, 2009